Exhibit 99.1

APi Group Reports Record Third Quarter and Nine Months 2022 Financial Results

-Record third quarter net revenues of $1.7 billion-

-Reported net revenues increased by 66% and net revenues increased on an organic basis by 16% in the third quarter-

-Reported and adjusted gross margin expansion of 129 and 208 basis points, respectively, in the third quarter-

-Reported diluted earnings per share of $0.06 and adjusted diluted earnings per share of $0.37-

-Reported net income of $28 million and adjusted net income of $99 million in the third quarter-

-Record reported EBITDA of $152 million and adjusted EBITDA of $186 million in the third quarter-

-Operating cash flow of $146 million and adjusted free cash flow of $166 million in the third quarter-

New Brighton, Minnesota – November 3, 2022 – APi Group Corporation (NYSE: APG) (“APG”, “APi” or the “Company”) today reported its financial results for the three and nine months ended September 30, 2022.

Third Quarter 2022 Highlights:

•
Reported net revenues increased by 65.7% or $688 million to $1.7 billion compared to $1.0 billion in the prior year period, largely driven by revenue from acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Net revenues increased on an organic basis by 16.4% compared to the prior year period, driven by continued growth in inspection, service, and monitoring revenue in Safety Services
•
Reported gross margin was 25.4%, representing a 129 basis point increase compared to prior year period reported gross margin of 24.1%. Adjusted gross margin was 26.3%, representing a 208 basis point increase compared to prior year period adjusted gross margin of 24.3%. Reported and adjusted gross margin expansion were driven by an improved mix of inspection, service, and monitoring revenue, supplemented by acquisitions in Safety Services and organic growth, and improved productivity in Specialty Services, partially offset by supply chain disruptions and inflation causing downward pressure on margins
•
Reported net income was $28 million, representing a $9 million increase from prior year period reported net income of $19 million driven by accretion from acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Adjusted net income was $99 million and adjusted diluted EPS was $0.37, representing a $0.02 increase from prior year period driven by accretion from acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Adjusted EBITDA increased by 48.8% or $61 million to $186 million compared to $125 million in the prior year period, driven by acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Adjusted EBITDA margin was 10.7%, compared to prior year period adjusted EBITDA margin of 11.9%, driven by the impact of acquisitions within Safety Services, supply chain disruptions and inflation causing downward pressure on margins, partially offset by an improved mix of inspection, service, and monitoring revenue and leverage from higher volumes

Nine Months 2022 Highlights:

•
Reported net revenues increased by 71.7% or $2.0 billion to $4.9 billion compared to $2.8 billion in the prior year period, driven by revenue from acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Net revenues increased on an organic basis by 14.7% compared to the prior year period, driven by continued growth in inspection, service and monitoring revenue in Safety Services as well as general market recovery in Safety and Specialty Services compared to the prior year period which was negatively impacted by the COVID-19 pandemic
•
Reported gross margin was 25.8%, representing a 225 basis point increase compared to prior year period reported gross margin of 23.5%. Adjusted gross margin was 26.5%, representing a 280 basis point increase compared to prior year period adjusted gross margin of 23.7%. Reported and adjusted gross margin expansion were driven by an improved mix of inspection, service, and monitoring revenue, supplemented by acquisitions in Safety Services and organic growth, and improved productivity in Specialty Services, partially offset by supply chain disruptions and inflation causing downward pressure on margins
•
Reported net income was $51 million, representing a $19 million increase from prior year period reported net income of $32 million driven by accretion from acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Adjusted net income was $260 million and adjusted diluted EPS was $0.96, representing a $0.22 increase from prior year period driven by accretion from acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Adjusted EBITDA increased by 67.8% or $198 million to $490 million compared to $292 million in the prior year period, driven by acquisitions in Safety Services and strong organic growth in Safety and Specialty Services
•
Adjusted EBITDA margin was 10.1% compared to prior year period adjusted EBITDA margin of 10.3%, driven by the impact of acquisitions within Safety Services, supply chain disruptions and inflation causing downward pressure on margins, partially offset by an improved mix of inspection, service, and monitoring revenue

Russ Becker, APi’s President and Chief Executive Officer stated: “I am very pleased with our results for the third quarter. We delivered solid free cash flow, revenue and adjusted EBITDA, and adjusted EPS growth in a tough macro environment. Net revenues grew on an organic basis approximately 16.5%, the 6th consecutive quarter of organic growth since going public at the beginning of the COVID-19 pandemic, driven by a double-digit increase in inspection, service and monitoring revenue in our legacy business, as the proportion of the business overall in statutorily-required safety services continues to grow towards our raised goal of 60%+ as a percentage of total net revenues. Third quarter adjusted free cash flow of $166 million was solid, exceeding our guided range of $110 to $130 million and representing a 159% increase compared to the prior year period.

As we move through the balance of the year and into 2023, we are confident that our focus on growing statutorily-required, high margin, inspection, service and monitoring revenue, combined with our robust backlog and variable cost structure positions us well to prosper even if the macro environment continues to be volatile. We continue to benefit from the accretive acquisition of Chubb and believe that it will continue to enhance APi by strengthening our resiliency and the protective moat around our business.

We are looking forward to our upcoming investor update on November 17th. In this forum where we will have more time to talk about our strategy and opportunities outside the quarterly focus, we believe investors will better understand the clear path we have to make the most of the opportunities in front of us and achieve our 2025 goals as we continue to focus on shareholder value creation.”

APi Co-Chair James E. Lillie added: “APi had a strong quarter and its year-to-date performance has been solid. Our continued execution of our plan and focus on driving shareholder value continues to demonstrate that the business model in which services growth, which is increasingly a function of controllable initiatives, is offsetting macro headwinds such as the COVID-19 pandemic, supply chain disruptions, inflation and foreign exchange rates. The business continues to perform well and deliver on its commitments driven by strong organic growth and solid operational performance, as well as our ability to mitigate margin pressures that exist on a macro basis through increasing high margin, inspection, service and monitoring revenue, pricing initiatives, disciplined cost controls and operational improvements.

With the continued forward progress made in 2022, we believe that we are well positioned and well capitalized to continue to execute our business plans for 2023 and beyond. We are focused and adaptive as needed to create sustainable shareholder value by focusing on our long-term value creation targets, which we intend to cover in more detail at our upcoming investor update and include the following:

1.
Deliver long-term organic revenue growth above industry average
2.
Leverage SG&A/COGS
3.
Expand adjusted EBITDA margin to 13% by year-end 2025
4.
Target adjusted free cash flow conversion of ~80%
5.
Generate high single digit average earnings growth
6.
Target long-term net leverage ratio of 2.0x to 2.5x; and
7.
Execute accretive M&A strategy”

Conference Call

APi will hold a webcast/dial-in conference call to discuss its financial results at 8:30 a.m. (Eastern Time) on Thursday, November 3, 2022. Participants on the call will include Russell A. Becker, President and Chief Executive Officer; Kevin S. Krumm, Executive Vice President and Chief Financial Officer; and James E. Lillie and Sir Martin E. Franklin, Co-Chairs.

To listen to the call by telephone, please dial 800-343-5172 or 203-518-9848 and provide Conference ID 5997106. You may also attend and view the presentation (live or by replay) via webcast by accessing the following URL:

https://event.on24.com/wcc/r/3981532/18B378BED7B7E46C9AA6320972624622

A replay of the call will be available shortly after completion of the live call/webcast via telephone at 800-938-2376 or 402-220-1129 or via the webcast link above.

About APi:

APi is a global, market-leading business services provider of life safety, security and specialty services with a substantial recurring revenue base and over 500 locations worldwide. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroupcorp.com.

Investor Relations Inquiries:

Olivia Walton

Vice President of Investor Relations

Tel: +1 651-604-2773

Email: investorrelations@apigroupinc.us

Media Contact:

Liz Cohen

Kekst CNC

Tel: +1 212-521-4845

Email: Liz.Cohen@kekstcnc.com

Forward-Looking Statements and Disclaimers

Certain statements in this announcement are forward-looking statements which are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts, including expectations regarding: (i) the Company’s long-term targets, goals and strategies, including its pricing, focus on growing inspection, service and monitoring revenue, strong spend controls, and disciplined project and customer selection; (ii) the Company’s outlook and expected full year 2022 financial performance and ability to execute on long-term goals; (iii) the expected benefits of the Company’s focus on growing inspection, service and monitoring revenue, combined with its backlog and highly variable cost structure; and (iv) the expected benefits of the acquisition of the Chubb fire and security business. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition and other risks that may affect the Company’s future performance, including the impacts of the COVID-19 pandemic, inflationary pressures and other macroeconomic factors on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) supply chain constraints and interruptions, and the resulting increases in the cost, or reductions in the supply, of the materials commodities and labor the Company uses in its business and for which the Company bears the risk of such increases; (iii) failure to realize the anticipated benefits of the acquisition of the Chubb fire and security business; (iv) changes in applicable laws or regulations; (v) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (vi) the impact of the conflict between Russia and Ukraine; and (vii) other risks and uncertainties. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance, reportable business segments and prospects for future performance, (b) permit investors to compare the Company with its peers and (c) determine certain elements of management’s incentive compensation. Specifically:

•

The Company’s management believes that adjusted gross profit, adjusted selling, general and administrative (“SG&A”) expenses, adjusted net income, and adjusted earnings per share, which are non-GAAP financial measures that exclude business transformation and other expenses for the integration of acquired businesses, the impact and results of businesses classified as assets held-for-sale and businesses divested, and one-time and other events such as impairment charges, restructuring costs, transaction and other costs related to acquisitions, amortization of intangible assets, net COVID-19 relief, non-service pension benefit, severance related costs related to corporate leadership changes and certain tax benefits from the acquisition of APi Group, Inc. (the “APi Acquisition”) are useful because they provide investors with a meaningful perspective on the current underlying performance of the Company’s core ongoing operations.

•

The Company also presents organic changes in net revenues on a consolidated basis or segment specific basis to provide a more complete understanding of underlying revenue trends by providing net revenues on a consistent basis as it excludes the impacts of material acquisitions, completed divestitures, and changes in foreign currency from year-over-year comparisons on reported net revenues, calculated as the difference between the reported net revenues for the current period and reported net revenues for the current period converted at the prior year average monthly exchange rates (excluding acquisitions and divestitures). The remainder is divided by the prior year net revenues, excluding the impacts of material acquisitions and completed divestitures.

•

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is the measure of profitability used by management to manage its segments and, accordingly, in its segment reporting. The Company supplements the reporting of its consolidated financial information with certain non-U.S. GAAP financial measures, including EBITDA and adjusted EBITDA, which is defined as EBITDA excluding the impact of certain non-cash and other specifically identified items (“adjusted EBITDA”). Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenues. The Company believes these non-U.S. GAAP measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. The Company uses EBITDA and adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because it excludes certain items that may not be indicative of the Company’s core operating results. Consolidated EBITDA is calculated in a manner consistent with segment EBITDA, which is a measure of segment profitability.

•

The Company presents free cash flow, adjusted free cash flow and adjusted free cash flow conversion, which are liquidity measures used by management as factors in determining the amount of cash that is available for working capital needs or other uses of cash, however, it does not represent residual cash flows available for discretionary expenditures. Free cash flow is defined as cash provided by (used in) operating activities less capital expenditures. Adjusted free cash flow is defined as cash provided by (used in) operating activities plus or minus events including, but not limited to, transaction and other costs related to acquisitions, business transformation and other expenses for the integration of acquired businesses, payments made for restructuring programs, impacts of businesses classified as assets held-for-sale and businesses divested, and one-time and other events such as COVID-19 related payroll tax deferral and relief items. Adjusted free cash flow conversion is defined as adjusted free cash flow as a percentage of adjusted EBITDA.

While the Company believes these non-U.S. GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with U.S. GAAP. Additionally, these non-U.S. GAAP financial measures may differ from similar measures presented by other companies. A reconciliation of these non-U.S. GAAP financial measures is included later in this press release.

Beginning with the first quarter of 2022, the Company has combined its Industrial Services and Specialty Services segments into one operating segment. Certain prior year amounts have been recast to conform to this presentation and the information in the tables below has been retroactively adjusted to reflect these changes in reporting segments.

APi Group Corporation
Condensed Consolidated Statements of Operations (GAAP)
(Amounts in millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenues	$1,735	$1,047	$4,855	$2,828
Cost of revenues	1,295	795	3,604	2,163
Gross profit	440	252	1,251	665
Selling, general, and administrative expenses	379	211	1,138	579
Operating income	61	41	113	86
Interest expense, net	33	14	88	43
(Gain) loss on extinguishment of debt, net	(5)	—	(5)	9
Non-service pension benefit	(10)	—	(32)	—
Investment income and other, net	(3)	(3)	(5)	(12)
Other expense, net	15	11	46	40
Income before income taxes	46	30	67	46
Income tax provision	18	11	16	14
Net income	$28	$19	$51	$32
Net income attributable to common shareholders:
Stock dividend on Series B Preferred Stock	(11)	—	(33)	—
Net income attributable to common shareholders	$17	$19	$18	$32
Net income per common share
Basic	$0.06	$0.08	$0.06	$0.14
Diluted	$0.06	0.08	$0.06	0.14
Weighted average shares outstanding
Basic	234	205	233	199
Diluted	266	209	266	205

APi Group Corporation
Condensed Consolidated Balance Sheets (GAAP)
(Amounts in millions)
(Unaudited)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$395	$1,188
Restricted cash	3	302
Accounts receivable, net	1,249	767
Inventories	150	69
Contract assets	511	217
Prepaid expenses and other current assets	164	83
Total current assets	2,472	2,626
Property and equipment, net	399	326
Operating lease right of use assets	209	101
Goodwill	2,327	1,106
Intangible assets, net	1,683	882
Deferred tax assets	61	73
Pension and post-retirement assets	576	—
Other assets	214	45
Total assets	$7,941	$5,159
Liabilities, Redeemable Convertible Preferred Stock, and Shareholders’ Equity
Current liabilities:
Short-term and current portion of long-term debt	$6	$1
Accounts payable	469	236
Accrued liabilities	555	360
Contract liabilities	428	243
Operating and finance leases	65	27
Total current liabilities	1,523	867
Long-term debt, less current portion	2,781	1,766
Pension and post-retirement obligations	65	—
Operating and finance leases	158	79
Deferred tax liabilities	342	43
Other noncurrent liabilities	125	81
Total liabilities	4,994	2,836
Total redeemable convertible preferred stock	797	—
Total shareholders' equity	2,150	2,323
Total liabilities, redeemable convertible preferred stock, and shareholders’ equity	$7,941	$5,159

APi Group Corporation
Condensed Consolidated Statements of Cash Flows (GAAP)
(Amounts in millions)
(Unaudited)
	For the Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income	$51	$32
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	225	154
Restructuring charges, net of cash paid	12	—
Deferred taxes	(9)	(1)
Share-based compensation expense	14	8
Profit-sharing expense	10	11
Non-cash lease expense	49	24
Non-service pension benefit	(32)	—
(Gain) loss on extinguishment of debt, net	(5)	9
Other, net	13	5
Pension contributions	(27)	—
Changes in operating assets and liabilities, net of effects of acquisitions	(219)	(174)
Net cash provided by operating activities	82	68

Cash flows from investing activities:
Acquisitions, net of cash acquired	(2,881)	(51)
Purchases of property and equipment	(60)	(43)
Proceeds from sales of property, equipment, held for sale assets, and businesses	10	13
Net cash used in investing activities	(2,931)	(81)

Cash flows from financing activities:
Proceeds from long-term borrowings	1,104	350
Payments on long-term borrowings	(33)	(320)
Repurchases of long-term borrowings	(30)	—
Payments of debt issuance costs	(25)	(4)
Repurchases of common stock	(33)	—
Proceeds from equity issuances	797	676
Payments of acquisition-related consideration	(6)	(72)
Restricted shares tendered for taxes	(1)	(1)
Net cash provided by financing activities	1,773	629
Effect of foreign currency exchange rate on cash, cash equivalents, and restricted cash	(17)	(1)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(1,093)	615
Cash, cash equivalents, and restricted cash, beginning of period	1,491	515
Cash, cash equivalents, and restricted cash, end of period	$398	$1,130

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Organic change in net revenues (non-GAAP)
(Amounts in millions)
(Unaudited)

Organic change in net revenues

	For the Three Months Ended September 30, 2022
	Net revenues
	change	Acquisitions and	Foreign currency	Organic change in
	(as reported)	divestitures, net (a)	translation (b)	net revenues (c)
Safety Services	116.7%	98.7%	(1.7) %	19.7%
Specialty Services	11.6%	0.1%	(0.2) %	11.7%
Consolidated	65.7%	50.3%	(1.0) %	16.4%
				.

	For the Nine Months Ended September 30, 2022
	Net revenues
	change	Acquisitions and	Foreign currency	Organic change in
	(as reported)	divestitures, net (a)	translation (b)	net revenues (c)
Safety Services	123.3%	107.9%	(1.3) %	16.7%
Specialty Services	12.8%	—	(0.1) %	12.9%
Consolidated	71.7%	57.7%	(0.7) %	14.7%

Notes:

(a)
Adjustment to exclude net revenues from material acquisitions from their respective dates of acquisition until the first year anniversary from date of acquisition and net revenues from divestitures for all periods for businesses divested as of September 30, 2022.
(b)
Represents the effect of foreign currency on reported net revenues excluding material acquisitions, calculated as the difference between the reported net revenues for the current period and reported net revenues for the current period converted at the prior year average monthly exchange rates.
(c)
Organic change in net revenues provides a consistent basis for a year-over-year comparison in net revenues as it excludes the impacts of material acquisitions, divestitures, and the impact of changes due to foreign currency translation.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Gross profit and adjusted gross profit (non-GAAP)
SG&A and adjusted SG&A (non-GAAP)
(Amounts in millions)
(Unaudited)

Adjusted gross profit

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022	2021	2022	2021
Gross profit (as reported)		$440	$252	$1,251	$665
Adjustments to reconcile gross profit to adjusted gross profit:
Backlog amortization	(a)	15	2	22	5
Inventory step-up	(b)	—	—	9	—
Restructuring costs	(c)	2	—	4	—
Adjusted gross profit		$457	$254	$1,286	$670

Net revenues		$1,735	$1,047	$4,855	$2,828
Adjusted gross margin		26.3%	24.3%	26.5%	23.7%

Adjusted SG&A

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022	2021	2022	2021
Selling, general, and administrative expenses ("SG&A") (as reported)		$379	$211	$1,138	$579
Adjustments to reconcile SG&A to adjusted SG&A:
Amortization of intangible assets	(d)	(36)	(30)	(143)	(90)
Contingent consideration and compensation	(e)	(3)	1	(8)	5
Business process transformation expenses	(f)	(4)	(11)	(14)	(25)
Acquisition expenses	(g)	(2)	(13)	(26)	(16)
Recent acquisition transition expenses	(h)	(31)	—	(63)	—
Integration and reorganization expenses	(i)	(2)	—	(9)	—
Restructuring costs	(c)	(5)	—	(14)	—
Divested businesses	(j)	—	—	—	(1)
Corporate executive reorganization	(k)	—	(6)	—	(6)
Adjusted SG&A expenses		$296	$152	$861	$446

Net revenues		$1,735	$1,047	$4,855	$2,828
Adjusted SG&A as a % of net revenues		17.1%	14.5%	17.7%	15.8%

Notes:

(a)
Adjustment to reflect the addback of amortization expense related to backlog intangible assets.
(b)
Adjustment to reflect the elimination of costs related to the fair value step-up of acquired inventory.
(c)
Adjustment to reflect the elimination of expenses associated with restructuring programs.
(d)
Adjustment to reflect the addback of amortization expense.
(e)
Adjustment to reflect the elimination of the expense, or reversal of previously recorded expense, attributable to deferred consideration to prior owners of acquired businesses not expected to continue or recur.
(f)
Adjustment to reflect the elimination of non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of 2002.
(g)
Adjustment to reflect the elimination of potential and completed acquisition-related expenses.
(h)
Adjustment to reflect the elimination of expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(i)
Adjustment to reflect the elimination of expenses related to the integration and reorganization of newly acquired businesses.
(j)
Adjustment to reflect the elimination of amounts related to businesses divested and classified as held-for-sale.
(k)
Adjustment to reflect the elimination of costs related to non-recurring severance related costs related to corporate leadership changes.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
EBITDA and adjusted EBITDA (non-GAAP)
(Amounts in millions)
(Unaudited)

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022	2021	2022	2021
Net income (as reported)		$28	$19	$51	$32
Adjustments to reconcile net income to EBITDA:
Interest expense, net		33	14	88	43
Income tax provision		18	11	16	14
Depreciation and amortization		73	52	225	154
EBITDA		$152	$96	$380	$243
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a)	3	(1)	8	(5)
Non-service pension benefit	(b)	(10)	—	(32)	—
Inventory step-up	(c)	—	—	9	—
Business process transformation expenses	(d)	4	11	14	25
Acquisition expenses	(e)	2	13	26	17
Recent acquisition transition expenses	(f)	31	—	63	—
Integration and reorganization expenses	(g)	2	—	9	—
Restructuring costs	(h)	7	—	18	—
(Gain) loss on extinguishment of debt, net	(i)	(5)	—	(5)	9
Divested businesses	(j)	—	—	—	(1)
COVID-19 relief at Canadian subsidiaries, net	(k)	—	—	—	(2)
Corporate executive reorganization	(l)	—	6	—	6
Adjusted EBITDA		$186	$125	$490	$292

Net revenues		$1,735	$1,047	$4,855	$2,828
Adjusted EBITDA as a % of net revenues		10.7%	11.9%	10.1%	10.3%

Notes:

(a)
Adjustment to reflect the elimination of the expense, or reversal of previously recorded expense, attributable to deferred consideration to prior owners of acquired businesses not expected to continue or recur.
(b)
Adjustment to reflect the elimination of non-service pension benefit, which consists of interest cost, expected return on plan assets and amortization of actuarial gains/losses of the pension programs assumed as part of the Chubb acquisition.
(c)
Adjustment to reflect the elimination of costs related to the fair value step-up of acquired inventory.
(d)
Adjustment to reflect the elimination of non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of 2002.
(e)
Adjustment to reflect the elimination of potential and completed acquisition-related expenses.
(f)
Adjustment to reflect the elimination of expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(g)
Adjustment to reflect the elimination of expenses related to the integration and reorganization of newly acquired businesses.
(h)
Adjustment to reflect the elimination of expenses associated with restructuring programs.
(i)
Adjustment to reflect the elimination of (gain) loss on extinguishment of debt resulting from early repayments and repurchases of long-term debt.
(j)
Adjustment to reflect the elimination of amounts related to businesses divested and classified as held-for-sale, inclusive of impairment charges and gain/(loss) on sale.
(k)
Adjustment to reflect the elimination of miscellaneous income in Canada related to COVID-19 relief, net of severance costs.
(l)
Adjustment to reflect the elimination of costs related to non-recurring severance related costs related to corporate leadership changes.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Income (loss) before income tax, net income (loss) and EPS and
Adjusted income before income tax, net income (loss) and EPS (non-GAAP)
(Amounts in millions, except per share data)
(Unaudited)

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022	2021	2022	2021
Income before income tax provision (as reported)		$46	$30	$67	$46
Adjustments to reconcile income before income tax provision to adjusted income before income tax provision:
Amortization of intangible assets	(a)	51	32	165	95
Contingent consideration and compensation	(b)	3	(1)	8	(5)
Non-service pension benefit	(c)	(10)	—	(32)	—
Inventory step-up	(d)	—	—	9	—
Business process transformation expenses	(e)	4	11	14	25
Acquisition expenses	(f)	2	13	26	17
Recent acquisition transition expenses	(g)	31	—	63	—
Integration and reorganization expenses	(h)	2	—	9	—
Restructuring costs	(i)	7	—	18	—
(Gain) loss on extinguishment of debt, net	(j)	(5)	—	(5)	9
Divested businesses	(k)	—	—	—	(1)
COVID-19 relief at Canadian subsidiaries, net	(l)	—	—	—	(2)
Corporate executive reorganization	(m)	—	6	—	6
Adjusted income before income tax provision		$131	$91	$342	$190

Income tax provision (as reported)		$18	$11	$16	$14
Adjustments to reconcile income tax provision to adjusted income tax provision:
Income tax provision adjustment	(n)	14	8	66	24
Adjusted income tax provision		$32	$19	$82	$38

Adjusted income before income tax provision		$131	$91	$342	$190
Adjusted income tax provision		32	19	82	38
Adjusted net income		$99	$72	$260	$152

Diluted weighted average shares outstanding (as reported)		266	209	266	205
Adjustments to reconcile diluted weighted average shares outstanding to adjusted diluted weighted average shares outstanding:
Dilutive impact of Series A Preferred Stock	(o)	4	1	4	—
Adjusted diluted weighted average shares outstanding		270	210	270	205

Adjusted diluted EPS		$0.37	$0.35	$0.96	$0.74

Notes:

(a)
Adjustment to reflect the addback of pre-tax amortization expense related to intangible assets.
(b)
Adjustment to reflect the elimination of the expense, or reversal of previously recorded expense, attributable to deferred consideration to prior owners of acquired businesses not expected to continue or recur.
(c)
Adjustment to reflect the elimination of non-service pension benefit, which consists of interest cost, expected return on plan assets and amortization of actuarial gains/losses of the pension programs assumed as part of the Chubb acquisition.
(d)
Adjustment to reflect the elimination of costs related to the fair value step-up of acquired inventory.
(e)
Adjustment to reflect the elimination of non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of 2002.
(f)
Adjustment to reflect the elimination of potential and completed acquisition-related expenses.
(g)
Adjustment to reflect the elimination of expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(h)
Adjustment to reflect the elimination of integration and reorganization expenses associated with acquisitions.
(i)
Adjustment to reflect the elimination of expenses associated with restructuring programs.
(j)
Adjustment to reflect the elimination of (gain) loss on extinguishment of debt resulting from early repayments and repurchases of long-term debt.
(k)
Adjustment to reflect the elimination of amounts related to businesses divested and classified as held-for-sale, inclusive of impairment charges and gain/(loss) on sale.
(l)
Adjustment to reflect the elimination of miscellaneous income in Canada related to COVID-19 relief, net of severance costs.
(m)
Adjustment to reflect the elimination of costs related to non-recurring severance related costs related to corporate leadership changes.
(n)
Adjustment to reflect an adjusted effective cash tax rate of 24% for the three and nine months ended September 30, 2022 and 20% for the nine months ended September 30, 2021 applied to resulting adjusted pre-tax income inclusive of the adjustments shown above. The adjustment for the three months ended September 30, 2021 is the amount required to adjust the nine-month period to 20%.
(o)
Adjustment for the three and nine months ended September 30, 2022 and 2021 reflects addition of the dilutive impact of 4 million shares associated with the deemed conversion of Series A Preferred Stock. Adjustment for the three and nine months ended September 30, 2021 is offset by the elimination of 4 million and 3 million shares, respectively, to reflect the dilutive effect of the Series A Preferred Stock dividend as the dividend is contingent upon the share price the last ten days of the calendar year and was not earned as of September 30, 2021.

APi Group Corporation
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022 (a)	2021 (a)	2022 (a)	2021 (a)
Safety Services
Net revenues		$1,154	$533	$3,374	$1,511
Adjusted gross profit		354	169	1,043	479
Adjusted EBITDA		139	76	401	214

Adjusted gross margin		30.7%	31.7%	30.9%	31.7%
Adjusted EBITDA as a % of net revenues		12.0%	14.3%	11.9%	14.2%

Specialty Services
Net revenues		$590	$527	$1,520	$1,347
Adjusted gross profit		103	85	243	191
Adjusted EBITDA		74	63	157	129

Adjusted gross margin		17.5%	16.1%	16.0%	14.2%
Adjusted EBITDA as a % of net revenues		12.5%	12.0%	10.3%	9.6%

Total net revenues before corporate and eliminations	(b)	$1,744	$1,060	$4,894	$2,858
Total adjusted EBITDA before corporate and eliminations	(b)	213	139	558	343
Adjusted EBITDA as a % of net revenues before corporate and eliminations	(b)	12.2%	13.1%	11.4%	12.0%

Corporate and Eliminations
Net revenues		$(9)	$(13)	$(39)	$(30)
Adjusted EBITDA		(27)	(14)	(68)	(51)

Total Consolidated
Net revenues		$1,735	$1,047	$4,855	$2,828
Adjusted gross profit		457	254	1,286	670
Adjusted EBITDA		186	125	490	292

Adjusted gross margin		26.3%	24.3%	26.5%	23.7%
Adjusted EBITDA as a % of net revenues		10.7%	11.9%	10.1%	10.3%

Notes:

(a)
Information derived from non-GAAP reconciliations included elsewhere in this press release.
(b)
Calculated from results of the Company's operating segments shown above, excluding Corporate and Eliminations.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022	2021	2022	2021
Safety Services
Safety Services EBITDA		$116	$75	$360	$213
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a)	2	1	4	2
Non-service pension benefit	(b)	(10)	—	(32)	—
Inventory step-up	(c)	—	—	9	—
Business process transformation expenses	(d)	1	—	2	1
Recent acquisition transition expenses	(e)	23	—	33	—
Integration and reorganization expenses	(f)	—	—	7	—
Restructuring costs	(g)	7	—	18	—
COVID-19 relief at Canadian subsidiaries, net	(h)	—	—	—	(2)
Safety Services adjusted EBITDA		$139	$76	$401	$214

Specialty Services
Specialty Services EBITDA		$73	$65	$153	$137
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a)	1	(2)	4	(7)
Divested businesses	(i)	—	—	—	(1)
Specialty Services adjusted EBITDA		$74	$63	$157	$129

Corporate and Eliminations
Corporate and Eliminations EBITDA		$(37)	$(44)	$(133)	$(107)
Adjustments to reconcile EBITDA to adjusted EBITDA:
Business process transformation expenses	(d)	3	11	12	24
Acquisition expenses	(j)	2	13	26	17
Recent acquisition transition expenses	(e)	8	—	30	—
Integration and reorganization expenses	(f)	2	—	2	—
(Gain) loss on extinguishment of debt, net	(k)	(5)	—	(5)	9
Corporate executive reorganization	(l)	—	6	—	6
Corporate and Eliminations adjusted EBITDA		$(27)	$(14)	$(68)	$(51)

Notes:

(a)
Adjustment to reflect the elimination of the expense, or reversal of previously recorded expense, attributable to deferred consideration to prior owners of acquired businesses not expected to continue or recur.
(b)
Adjustment to reflect the elimination of non-service pension benefit, which consists of interest cost, expected return on plan assets and amortization of actuarial gains/losses of the pension programs assumed as part of the Chubb acquisition.
(c)
Adjustment to reflect the elimination of costs related to the fair value step-up of acquired inventory.
(d)
Adjustment to reflect the elimination of non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of 2002.
(e)
Adjustment to reflect the elimination of expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(f)
Adjustment to reflect the elimination of integration and reorganization expenses associated with acquisitions.
(g)
Adjustment to reflect the elimination of expenses associated with restructuring programs.
(h)
Adjustment to reflect the elimination of miscellaneous income in Canada related to COVID-19 relief, net of severance costs.
(i)
Adjustment to reflect the elimination of amounts related to businesses divested and classified as held-for-sale, inclusive of impairment charges and gain/(loss) on sale.
(j)
Adjustment to reflect the elimination of potential and completed acquisition-related expenses.
(k)
Adjustment to reflect the elimination of (gain) loss on extinguishment of debt resulting from early repayments and repurchases of long-term debt.
(l)
Adjustment to reflect the elimination of costs related to non-recurring severance related costs related to corporate leadership changes.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

	For the Three Months Ended September 30, 2022				For the Three Months Ended September 30, 2021
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Safety Services
Net revenues	$1,154	$—		$1,154	$533	$—		$533
Cost of revenues	816	(14)	(a)	800	364	—	(a)	364
		(2)	(b)
Gross profit	$338	$16		$354	$169	$—		$169
Gross margin	29.3%			30.7%	31.7%			31.7%

Specialty Services
Net revenues	590	—		590	527	—		527
Cost of revenues	488	(1)	(a)	487	444	(2)	(a)	442
Gross profit	$102	$1		$103	$83	$2		$85
Gross margin	17.3%			17.5%	15.7%			16.1%

Corporate and Eliminations
Net revenues	(9)	—		(9)	(13)	—		(13)
Cost of revenues	(9)	—		(9)	(13)	—		(13)

Total Consolidated
Net revenues	1,735	—		1,735	1,047	—		1,047
Cost of revenues	1,295	(15)	(a)	1,278	795	(2)	(a)	793
		(2)	(b)
Gross profit	$440	$17		$457	$252	$2		$254
Gross margin	25.4%			26.3%	24.1%			24.3%

Notes:

(a)
Adjustment to reflect the addback of amortization expense related to backlog intangible assets.
(b)
Adjustment to reflect the elimination of expenses associated with restructuring programs.

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Adjusted Segment Financial Information (non-GAAP)
(Amounts in millions)
(Unaudited)

	For the Nine Months Ended September 30, 2022				For the Nine Months Ended September 30, 2021
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Safety Services
Net revenues	$3,374	$—		$3,374	$1,511	$—		$1,511
Cost of revenues	2,363	(19)	(a)	2,331	1,033	(1)	(a)	1,032
		(9)	(b)
		(4)	(c)
Gross profit	$1,011	$32		$1,043	$478	$1		$479
Gross margin	30.0%			30.9%	31.6%			31.7%

Specialty Services
Net revenues	$1,520	$—		$1,520	$1,347	$—		$1,347
Cost of revenues	1,280	(3)	(a)	1,277	1,160	(4)	(a)	1,156
Gross profit	$240	$3		$243	$187	$4		$191
Gross margin	15.8%			16.0%	13.9%			14.2%

Corporate and Eliminations
Net revenues	$(39)	$—		$(39)	$(30)	$—		$(30)
Cost of revenues	(39)	—		(39)	(30)	—		(30)

Total Consolidated
Net revenues	$4,855	$—		$4,855	$2,828	$—		$2,828
Cost of revenues	3,604	(22)	(a)	3,569	2,163	(5)	(a)	2,158
		(9)	(b)
		(4)	(c)
Gross profit	$1,251	$35		$1,286	$665	$5		$670
Gross margin	25.8%			26.5%	23.5%			23.7%

Notes:

(a)
Adjustment to reflect the addback of amortization expense related to backlog intangible assets.
(b)
Adjustment to reflect the elimination of costs related to the fair value step-up of acquired inventory.
(c)
Adjustment to reflect the elimination of expenses associated with restructuring programs.

Q3 2022

APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Free cash flow and adjusted free cash flow and conversion (non-GAAP)
(Amounts in millions)
(Unaudited)

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2022	2021	2022	2021
Net cash provided by operating activities	(a)	$146	$49	$82	$68
Less: Purchases of property and equipment	(a)	(26)	(9)	(60)	(43)
Free cash flow		$120	$40	$22	$25
Add (deduct): Cash payments (sources) related to following items:
Contingent compensation	(b)	$1	$—	$3	$19
Pension contributions	(c)	—	—	27	—
Business process transformation expenses	(d)	4	11	14	25
Acquisition costs	(e)	1	13	34	17
Recent acquisition transition expenses	(f)	28	—	64	—
Integration and reorganization expenses	(g)	9	—	12	—
Restructuring payments	(h)	3	—	6	—
COVID-19 relief at Canadian subsidiaries, net	(i)	—	—	—	(2)
Adjusted free cash flow		$166	$64	$182	$84

Adjusted EBITDA	(j)	$186	$125	$490	$292
Adjusted free cash flow conversion		89.2%	51.2%	37.1%	28.8%

Notes:

(a)
Operating cash flows and purchases of property and equipment for the nine months ended September 30, 2022 and 2021 are as reported. Amounts for the three months ended September 30, 2021 and 2022 are calculated as the nine months ended less the amounts reported for the six months ended June 30, 2022 and 2021, respectively.
(b)
Adjustment to reflect the elimination of deferred payments to prior owners of acquired businesses not expected to continue or recur.
(c)
Adjustment to reflect the elimination of initial pension contribution payment related to the Chubb acquisition not expected to continue or recur.
(d)
Adjustment to reflect the elimination of operating cash used for non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of 2002.
(e)
Adjustment to reflect the elimination of potential and completed acquisition-related costs.
(f)
Adjustment to reflect the elimination of expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(g)
Adjustment to reflect the elimination of integration and reorganization expenses associated with newly acquired businesses.
(h)
Adjustment to reflect payments made for restructuring programs.
(i)
Adjustment to reflect the elimination of cash received in Canada for COVID-19 relief, net of severance costs paid, not expected to continue or recur.
(j)
Adjusted EBITDA derived from non-GAAP reconciliations included elsewhere in this press release.